UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2004

REGISTER.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-29739	11-3239091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
575 Eighth Avenue, 8th Floor, New York, New York		10018
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (212) 798-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events

On August 23, 2004, the plaintiff's Notice of Dismissal in In re: Register.com Shareholder Litigation, C.A. No. 20470 was approved by the Court of Chancery of the State of Delaware. The action, which was originally filed as McBride v. Register.com, Inc. et al (C.A. No. 20470) and as DeMatte v. Register.com, Inc. et al (C.A. No 20474), and was consolidated on November 3, 2003 as In re: Register.com Shareholder Litigation, C.A. No. 20470, was dismissed without prejudice. No compensation in any form was paid from any of the defendants to the plaintiffs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Register.com, Inc. (Registrant)
By:
/s/ Roni A. Jacobson Roni A. Jacobson Vice President, General Counsel and Secretary

Date: August 25, 2004